Note 4 - Cash and Cash Equivalents	12 Months Ended
Jan. 31, 2012
Cash and Cash Equivalents Disclosure [Text Block]
Note 4 – Cash and Cash Equivalents

	January 31,	January 31,
	2012	2011
Cash and cash equivalents
Cash on deposit with banks	65,547	69,644
Total cash and cash equivalents	65,547	69,644

We have operating lines of credit in Canada aggregating $3.0 million (CDN 3.0 million) as at January 31, 2012, of which nil was utilized (nil at January 31, 2011).  Borrowings under these facilities bear interest at prime based on the borrowed currency (3% on Canadian dollar borrowings and 3.25% on US dollar borrowings at January 31, 2012), are due on demand, and are secured by our investment portfolio and a general assignment of inventory and accounts receivable.

As at January 31, 2012 we have outstanding letters of credit of approximately $0.1 million (EUR 0.1 million) related to three of our leased premises ($0.1 million at January 31, 2011).